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                                                                      EXHIBIT 21

                              EDISON MISSION ENERGY
                              LIST OF SUBSIDIARIES
                              --------------------
                              As of March 28, 2000

Entity - Domestic                                 Jurisdiction of Organization
-----------------                                 ----------------------------

Aguila Energy Company                                      California
Anacapa Energy Company                                     California
Arrowhead Energy Company (Inactive)                        California
Balboa Energy Company                                      California
Bergen Point Energy Company                                California
Blue Ridge Energy Company                                  California
Bretton Woods Energy Company                               California
Camino Energy Company                                      California
Capistrano Cogeneration Company                            California
Centerport Energy Company                                  California
Chesapeake Bay Energy Company                              California
Chester Energy Company                                     California
Clayville Energy Company                                   California
Colonial Energy Company (Inactive)                         California
Coronado Energy Company                                    California
Delaware Energy Conservers, Inc. (Inactive)                 Delaware
Del Mar Energy Company                                     California
Desert Sunrise Energy Company (Inactive)                     Nevada
Devereaux Energy Company                                   California
East Maine Energy Company (Inactive)                       California
Eastern Sierra Energy Company                              California
Edison Alabama Generating Company                          California
Edison Mission Energy Fuel                                 California
 Edison Mission Energy Oil and Gas                         California
 Edison Mission Energy Petroleum                           California
 Pocono Fuels Company (Inactive)                           California
 Southern Sierra Gas Company                               California
Edison Mission Energy Fuels Services, Inc.                 California
Edison Mission Energy Funding Corp.                         Delaware
Edison Mission Energy Global Management, Inc.               Delaware
 Majestic Energy Limited                                 United Kingdom
  EME Royale                                              New Zealand
   Edison Mission Energy Taupo Limited                    New Zealand
Edison Mission Energy Interface Ltd.                    British Columbia
Edison Mission Holdings Co.                                California
 Chestnut Ridge Energy Company                             California
  EME Homer City Generation L.P.                          Pennsylvania
 Edison Mission Finance Co.                                California

                                       1
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Entity - Domestic                                 Jurisdiction of Organization
-----------------                                 ----------------------------

 Homer City Property Holdings, Inc.                        California
 Mission Energy Westside, Inc.                             California
  EME Homer City Generation L.P.                          Pennsylvania
Edison Mission Financial Marketing & Trading Co.           California
 Edison Mission Marketing & Trading, Inc.                  California
Edison Mission Fuel Resources, Inc.                        California
Edison Mission Fuel Transportation, Inc.                   California
Edison Mission Operation & Maintenance, Inc.               California
Edison Mission Project Co.                                  Delaware
El Dorado Energy Company                                   California
EMP, Inc. (Inactive)                                         Oregon
Four Counties Gas Company (Inactive)                       California
Global Power Investors, Inc.                               California
Hanover Energy Company                                     California
 Chickahominy River Energy Corp.                            Virginia
Holtsville Energy Company                                  California
Indian Bay Energy Company                                  California
Jefferson Energy Company (Inactive)                        California
Kings Canyon Energy Company (Inactive)                     California
Kingspark Energy Company                                   California
Laguna Energy Company (Inactive)                           California
La Jolla Energy Company (Inactive)                         California
Lakeview Energy Company                                    California
Lehigh River Energy Company (Inactive)                     California
Longview Cogeneration Company                              California
Madera Energy Company                                      California
Madison Energy Company                                     California
Midwest Generation EME, LLC                                 Delaware
 Collins Holdings EME, LLC                                  Delaware
 Edison Mission Midwest Holdings Co.                        Delaware
  Edison Mission Overseas Co.                               Delaware
    Edison Mission Overseas Ltd.                          United Kingdom
  Midwest Generation, LLC                                   Delaware
Mission/Eagle Energy Company (Inactive)                    California
Mission Energy Construction Services, Inc.                 California
Mission Energy Generation, Inc. (Inactive)                 California
Mission Energy Holdings, Inc.                              California
Mission Energy Holdings International, Inc.                California
 EME UK International LLC                                   Delaware
Mission Energy Indonesia (Inactive)                        California
Mission Energy Mexico (Inactive)                           California
Mission Energy New York, Inc.                              California
Mission Energy Wales Company                               California

                                       2
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Entity - Domestic                                 Jurisdiction of Organization
-----------------                                 ----------------------------

Mission Operations de Mexico, S.A. de C.V.                 California
Mission Triple Cycle Systems Company                       California
North Jackson Energy Company (Inactive)                    California
Northern Sierra Energy Company                             California
Ortega Energy Company                                      California
Panther Timber Company                                     California
Paradise Energy Company (Inactive)                         California
Pleasant Valley Energy Company                             California
Prince George Energy Company                               California
Quartz Peak Energy Company                                 California
Rapidan Energy Company                                     California
Reeves Bay Energy Company                                  California
Ridgecrest Energy Company                                  California
Rio Escondido Energy Company  (Inactive)                   California
Riverport Energy Company                                   California
San Gabriel Energy Company (Inactive)                      California
San Joaquin Energy Company                                 California
San Juan Energy Company                                    California
San Pedro Energy Company                                   California
Santa Ana Energy Company                                   California
Santa Clara Energy Company                                 California
Silver Springs Energy Company                              California
Silverado Energy Company                                   California
Sonoma Geothermal Company                                  California
South Coast Energy Company                                 California
Southern Sierra Energy Company                             California
Thorofare Energy Company (Inactive)                        California
Viejo Energy Company                                       California
Vista Energy Company Inactive                              New Jersey
Western Sierra Energy Company                              California

                                       3
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Entity - International                            Jurisdiction of Organization
----------------------                            ----------------------------

EcoElectrica s.a.r.l.                                      Luxembourg
 EME del Caribe Holding GmbH                                 Austria
  EME del Caribe                                          Cayman Islands
   EcoElectrica Holdings. Ltd.                            Cayman Islands
    EcoElectrica Ltd.                                     Cayman Islands
Edison Mission Energy Asia Pte. Ltd.                        Singapore
 Edison Mission Energy Asia Pacific Pte. Ltd.               Singapore
 Edison Mission Energy Fuel Company Pte. Ltd.               Singapore
 Edison Mission Operation and Maintenance
  Services Pte. Ltd.                                        Singapore
 P.T. Edison Mission Operation and Maintenance
  Indonesia                                                Indonesia
Edison Mission Energy International B.V.                   Netherlands
Edison Mission Energy Services B.V.                        Netherlands
Edison Mission Operation & Maintenance
 Services B.V.                                             Netherlands
 Edison Mission Operation & Maintenance (Thailand)
  Company Limited                                           Thailand
 EME Philippines Operation & Maintenance Corporation       Philippines
EME Caliraya B.V.                                          Netherlands
EME Kayalaan B.V.                                          Netherlands
EME Tri Gen B.V.                                           Netherlands
EME Victoria B.V. (Inactive)                               Netherlands
Global Generation B.V.                                     Netherlands
 Caresale Services Limited                               United Kingdom
 Edison First Power Holdings I                           United Kingdom
  Edison Mission Marketing and Services Limited          United Kingdom
  EME Finance UK Limited                                 United Kingdom
 Energy Generation Finance PLC                           United Kingdom
 Maplekey Holdings Limited                               United Kingdom
  Maplekey UK Finance Limited                            United Kingdom
   Maplekey UK Limited                                   United Kingdom
     Edison First Power Limited                          United Kingdom
 South Australia Holdings Ltd.                              Australia
  Edison Mission Ausone Pty. Ltd.                           Australia
  EME Adelaide Energy Ltd.                               United Kingdom
  EME Monet Ltd.                                         United Kingdom
    Edison Mission De Laide Pty Ltd.                        Australia
    Edison Mission Vendesi Pty. Ltd.                        Australia
    Edison Mission Utilities Pty. Ltd.                      Australia
 Redbill Contracts Limited                               United Kingdom
Iberian Hy-Power Amsterdam, B.V.                           Netherlands
 EME Desarrello Espana, S.L.                                  Spain
 Electrometalurgica del Ebro, S.L.                            Spain

                                       4
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Entity - International                            Jurisdiction of Organization
----------------------                            ----------------------------

 Saltos del Porma S.A.                                        Spain
 Hydro Energy B.V.                                         Netherlands
Iberica de Energias, S.L.                                     Spain
Loy Yang Holdings Pty Ltd                                   Australia
 Edison Mission Energy Holdings Pty Ltd.                    Australia
 Edison Mission Energy Australia Ltd.                       Australia
 Edison Mission Energy Australia Pilbara Power
  Pty Ltd.                                                  Australia
 Edison Mission Operation & Maintenance Kwinana
  Pty. Ltd.                                                 Australia
 Edison Mission Operation & Maintenance Loy Yang
  Pty. Ltd.                                                 Australia
 Mission Energy Holdings Superannuation Fund
  Pty Ltd.                                                  Australia
 Mission Energy (Kwinana) Pty. Ltd.                         Australia
 Mission Energy Ventures Australia Pty. Ltd.                Australia
Latrobe Power Pty Ltd.                                      Australia
 Mission Victoria Partnership                               Australia
  Latrobe Power Partnership                                 Australia
MEC Esenyurt B.V.                                          Netherlands
 Doga Enerji Uretim Sanayi ve Ticaret L.S.                   Turkey
 Doga Isi Satis Hizmetleri ve Ticaret L.S.                   Turkey
 Doga Isletme ve Bakim Ticaret L.S.                          Turkey
MEC IES B.V.                                               Netherlands
 ISAB Energy Services s.r.l.                                  Italy
MEC India B.V.                                             Netherlands
 Edison Mission Energy Power                                  India
MEC Indo Coal B.V.                                         Netherlands
MEC Indonesia B.V.                                         Netherlands
MEC International B.V.                                     Netherlands
 Adelaide Ventures Ltd.                                  Cayman Islands
 Beheer-en Beleggingsmaatschappij Botara B.V.              Netherlands
  Valley Power Pty Ltd.                                     Australia
MEC International Holdings B.V.                            Netherlands
MEC Laguna Power B.V.                                      Netherlands
MEC Perth B.V.                                             Netherlands
MEC Priolo B.V.                                            Netherlands
MEC San Pascual B.V.                                       Netherlands
 Morningstar Holdings B.V.                                 Netherlands
 San Pascual Cogeneration Company International B.V.       Netherlands
 San Pascual Cogeneration Company (Philippines) Ltd.       Philippines
MEC Sidi Krir                                              Netherlands
MEC Sumatra B.V.                                           Netherlands
MEC Wales B.V.                                             Netherlands
 Mission Hydro Limited Partnership                       United Kingdom
 EME Generation Holdings Limited                         United Kingdom
 Loyvic Pty Ltd.                                            Australia

                                       5
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Entity - International                            Jurisdiction of Organization
----------------------                            ----------------------------

 EME Victoria Generation Limited                         United Kingdom
 Mission Energy Development Australia Pty Ltd               Australia
 Gippsland Power Pty Ltd                                    Australia
 Energy Capital Partnership                                 Australia
 Enerloy Pty Ltd                                            Australia
Mission Energy Company (UK) Limited                      United Kingdom
 Edison Mission Energy Limited                           United Kingdom
 Edison Mission Operation & Maintenance Limited          United Kingdom
 Mission Energy Services Limited                         United Kingdom
 Mission (No. 2) Limited                                 United Kingdom
 Pride Hold Ltd.                                         United Kingdom
  Lakeland Power Development Company                     United Kingdom
  Lakeland Power Ltd.                                    United Kingdom
 Rapid Energy Limited                                    United Kingdom
Mission Hydro (UK) Limited                               United Kingdom
 First Hydro Holdings Company                            United Kingdom
  First Hydro Finance plc                                United Kingdom
  First Hydro Company                                    United Kingdom
Mission Energy Italia s.r.l.                                  Italy
Rillington Holdings Limited                                 Gibralter
Southwestern Generation B.V.                               Netherlands
Traralgon Power Pty. Ltd.                                   Australia

                                       6